                                                                   Exhibit q(ii)

                             POWER OF ATTORNEY

     We, the undersigned Trustees and/or Officers of RS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven
M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

      SIGNATURE                       TITLE                            DATE

------------------------    Principal Executive Officer           April __, 2002
G. Randall Hecht            and Trustee

------------------------    Chief Financial and
Steven M. Cohen             Accounting Officer                    April __, 2002

/s/ Leonard B. Auerbach     Trustee                               April 25, 2002
------------------------
Leonard B. Auerbach

------------------------    Trustee                               April __, 2002
Jerome S. Contro

                            Trustee                               April __, 2002
------------------------
John W. Glynn, Jr.

                             POWER OF ATTORNEY

     We, the undersigned Trustees and/or Officers of RS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven
M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

      SIGNATURE                       TITLE                            DATE

------------------------    Principal Executive Officer           April __, 2002
G. Randall Hecht            and Trustee

/s/ Steven M. Cohen         Chief Financial and                   April 26, 2002
------------------------    Accounting Officer
Steven M. Cohen

                            Trustee                               April __, 2002
------------------------
Leonard B. Auerbach

------------------------    Trustee                               April __, 2002
Jerome S. Contro

------------------------    Trustee                               April __, 2002
John W. Glynn, Jr.

                             POWER OF ATTORNEY

     We, the undersigned Trustees and/or Officers of RS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven
M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

      SIGNATURE                       TITLE                            DATE

/s/ G. Randall Hecht        Principal Executive Officer           April 26, 2002
------------------------    and Trustee
G. Randall Hecht

------------------------    Chief Financial and
Steven M. Cohen             Accounting Officer                    April __, 2002

                            Trustee                               April __, 2002
------------------------
Leonard B. Auerbach

------------------------    Trustee                               April __, 2002
Jerome S. Contro

------------------------    Trustee                               April __, 2002
John W. Glynn, Jr.

                             POWER OF ATTORNEY

     We, the undersigned Trustees and/or Officers of RS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven
M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

      SIGNATURE                       TITLE                            DATE

------------------------    Principal Executive Officer           April __, 2002
G. Randall Hecht            and Trustee

------------------------    Chief Financial and
Steven M. Cohen             Accounting Officer                    April __, 2002

                            Trustee                               April __, 2002
------------------------
Leonard B. Auerbach

/s/ Jerome S. Contro        Trustee                               April 25, 2002
------------------------
Jerome S. Contro

------------------------    Trustee                               April __, 2002
John W. Glynn, Jr.

                             POWER OF ATTORNEY

     We, the undersigned Trustees and/or Officers of RS INVESTMENT TRUST (the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven
M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-1A of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.

      SIGNATURE                       TITLE                            DATE

------------------------    Principal Executive Officer           April __, 2002
G. Randall Hecht            and Trustee

------------------------    Chief Financial and
Steven M. Cohen             Accounting Officer                    April __, 2002

                            Trustee                               April __, 2002
------------------------
Leonard B. Auerbach

------------------------    Trustee                               April 25, 2002
Jerome S. Contro

/s/ John W. Glynn, Jr.      Trustee                               April 29, 2002
------------------------
John W. Glynn, Jr.